Morgan Stanley Dean Witter Municipal Premium Income Trust
LETTER TO THE SHAREHOLDERS - MAY 31, 2001
                                Two World Trade Center, New York, New York 10048

Dear Shareholder:
The U.S. economy shifted from an extended growth cycle to a pronounced slowdown during the Fund's fiscal year ended May 31, 2001. This change in economic conditions and the Federal Reserve Board's aggressive easing, created a favorable environment for the fixed-income markets.

By the third quarter of 2000, the U.S. economy began to show signs of a slowdown as retail sales flattened, capital spending stalled and unemployment edged upward. The stock market became more volatile and the value of many equities declined. Earlier fears about inflation were replaced with concerns over weakening asset prices. The change in market psychology was reinforced last December when comments by Federal Reserve Board Chairman Alan Greenspan indicated that the central bank was ready to switch to a bias toward easing rates if the economy continued to show weakness. These comments sparked a strong year-end rally in the fixed-income markets that lowered interest rates across the yield curve. Between January and May 2001, the Fed followed through by lowering the federal funds rate, in five 50-basis-point moves, from 6.50 to 4.00 percent. Subsequent to the end of the reporting period, on June 27, 2001, the Federal Reserve lowered rates an additional 25 basis points.

Municipal Market Conditions
Municipal yields reacted positively to slower economic growth and the shift in Fed policy. The yield of the long-term insured municipal bond index declined 50 basis points from 5.90 percent to 5.40 percent during the fiscal year. Short-term rates declined more rapidly and the yield curve steepened. The yield pickup for extending tax-exempt maturities from one to 30 years increased from 135 to 250 basis points. The most significant change in relative value occurred in California issues. That state's electric crisis adversely affected the relative value of California municipal bonds. Yields on California general obligation bonds had been substantially lower than general market levels but are presently at or above comparable national yields.

Historically, the ratios of municipal yields as a percentage of Treasury yields have been used to track the relationship between the two markets. The ratio of 30-year insured municipals to Treasuries declined from 98 percent to 94 percent during the fiscal year. A declining ratio means municipals have outperformed Treasuries. Between 1998 and 2000, the ratio has ranged between 86 and 100 percent.

Lower interest rates have led to a resurgence in new-issue supply. During the first five months of 2001, new-issue volume increased 40 percent, to $103 billion. Refunding issues, the most interest-rate sensitive category of underwriting surged by 300 percent. For all of calendar year 2000 total new-issue volume was $200 billion.

Morgan Stanley Dean Witter Municipal Premium Income Trust
LETTER TO THE SHAREHOLDERS - MAY 31, 2001 continued


                        30-YEAR BOND YIELDS 1995 - 2001

           Insured                       U.S.                    Insured Municipal Yields/
       Municipal Yields            Treasury Yields              U.S. Treasury Yields (Ratio)
1995        6.40                         7.70                               83.12%
            6.15                         7.44                               82.66
            6.15                         7.43                               82.77
            6.20                         7.34                               84.47
            5.80                         6.66                               87.09
            6.10                         6.62                               92.15
            6.10                         6.86                               88.92
            6.00                         6.66                               90.09
            5.95                         6.48                               91.82
            5.75                         6.33                               90.84
            5.50                         6.14                               89.58
            5.35                         5.94                               90.07
1996        5.40                         6.03                               89.55
            5.60                         6.46                               86.69
            5.85                         6.66                               87.84
            5.95                         6.89                               86.36
            6.05                         6.99                               86.55
            5.90                         6.89                               85.63
            5.85                         6.97                               83.93
            5.90                         7.11                               82.98
            5.70                         6.93                               82.25
            5.65                         6.64                               85.09
            5.50                         6.35                               86.61
            5.60                         6.63                               84.46
1997        5.70                         6.79                               83.95
            5.65                         6.80                               83.09
            5.90                         7.10                               83.10
            5.75                         6.94                               82.85
            5.65                         6.91                               81.77
            5.60                         6.78                               82.60
            5.30                         6.30                               84.13
            5.50                         6.61                               83.21
            5.40                         6.40                               84.38
            5.35                         6.15                               86.99
            5.30                         6.05                               87.60
            5.15                         5.92                               86.99
1998        5.15                         5.80                               88.79
            5.20                         5.92                               87.84
            5.25                         5.93                               88.53
            5.35                         5.95                               89.92
            5.20                         5.80                               89.66
            5.20                         5.65                               92.04
            5.18                         5.71                               90.72
            5.03                         5.27                               95.45
            4.95                         5.00                               99.00
            5.05                         5.16                               97.87
            5.00                         5.06                               98.81
            5.05                         5.10                               99.02
1999        5.00                         5.09                               98.23
            5.10                         5.58                               91.40
            5.15                         5.63                               91.47
            5.20                         5.66                               91.87
            5.30                         5.83                               90.91
            5.47                         5.96                               91.78
            5.55                         6.10                               90.98
            5.75                         6.06                               94.88
            5.85                         6.05                               96.69
            6.03                         6.16                               97.89
            6.00                         6.29                               95.39
            5.97                         6.48                               92.13
2000        6.18                         6.49                               95.22
            6.04                         6.14                               98.37
            5.82                         5.83                               99.83
            5.91                         5.96                               99.16
            5.91                         6.01                               98.34
            5.84                         5.90                               98.98
            5.73                         5.78                               99.13
            5.62                         5.67                               99.12
            5.74                         5.89                               97.45
            5.65                         5.79                               97.58
            5.55                         5.61                               98.93
            5.27                         5.46                               96.52
2001        5.30                         5.50                               96.36
            5.27                         5.31                               99.25
            5.26                         5.44                               96.69
            5.45                         5.79                               94.13
            5.40                         5.75                               93.91

Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.

Performance
During the 12-month period ended May 31, 2001, the net asset value (NAV) of Morgan Stanley Dean Witter Municipal Premium Income Trust (PIA) increased from $9.08 to $9.88 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.54 per share, the Fund's total NAV return was 14.76 percent. PIA's value on the New York Stock Exchange (NYSE) increased from $7.75 to $8.88 per share during this period. PIA's total market return, which includes the reinvestment of tax-free dividends, was 21.92 percent. As of May 31, 2001, PIA's share price was at a 10.12 percent discount to its NAV.

Monthly dividends for the third quarter of 2001, declared in June, were unchanged at $0.045 per share. The Fund's level of undistributed net investment income was $0.077 per share on May 31, 2001, versus $0.106 per share a year ago.

Portfolio Structure
The Fund's net assets of $310 million were diversified among 13 long-term sectors and 75 credits. Electric revenue sector exposure was reduced, while exposure to water & sewer issues were increased. The Fund also trimmed holdings of California bonds. The portfolio's average maturity and call protection were 18 and 6 years, respectively. Average duration, a measure of

Morgan Stanley Dean Witter Municipal Premium Income Trust
LETTER TO THE SHAREHOLDERS - MAY 31, 2001 continued

sensitivity to interest-rate changes, was 6.8 years. Generally, bonds with longer durations have greater volatility. The accompanying charts provide current information on the portfolio's credit enhancements, maturity distribution and sector concentrations. Optional call (redemption) provisions by year with their respective cost (book) yields are also shown.

The Impact of Leveraging
As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Fund's outstanding Auction Rate Preferred shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the 12-month period, ARPS leverage contributed approximately $0.05 per share to common share earnings. The Fund's five ARPS series totaling $100 million represented 32 percent of net assets. Yields on the Fund's three weekly ARPS series ranged between 3.00 and 5.10 percent. The yield on the series with an annual auction maturing in September 2001 and January 2002 were 4.25 and 3.90 percent, respectively. In comparison, the yield on 1-year municipal notes has fallen from 4.20 percent in September 2000 to 2.75 percent at the end of May.

Looking Ahead
The slower pace of economic growth and the Federal Reserve Board's shift in monetary policy have created a favorable backdrop for fixed-income investments. We believe that the relative attractiveness of tax-free bonds versus Treasuries continues to offer good long-term value to municipal investors. The Fund's investment strategy is focused on maintaining high-grade credit quality, emphasizing essential service sectors and improving call protection.

The Fund's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby

Morgan Stanley Dean Witter Municipal Premium Income Trust
LETTER TO THE SHAREHOLDERS - MAY 31, 2001 continued

the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Fund may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the 12-month period ended May 31, 2001, the Fund purchased and retired 763,999 shares of common stock at a weighted average market discount of 10.77 percent.

We appreciate your ongoing support of Morgan Stanley Dean Witter Municipal Premium Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

Morgan Stanley Dean Witter Municipal Premium Income Trust
LETTER TO THE SHAREHOLDERS - MAY 31, 2001 continued

LARGEST SECTOR as of May 31, 2001
(% of Net Assets)

[LARGEST SECTORS BAR CHART]

Transportation                                                                    15%
Electric                                                                          13%
Hospital                                                                          13%
IDR/PCR*                                                                          12%
Water & Sewer                                                                     11%
General Obligation                                                                10%
Mortgage                                                                           6%
Refunded                                                                           6%

* Industrial Development/Pollution Control Revenue

Portfolio structure is subject to change.


CREDIT RATINGS as of May 31, 2001
(% of Total Long-Term Portfolio)

[CREDIT RATINGS PIE CHART]

Aaa or AAA                                                                        67%
Aa or AA                                                                          21%
A or A                                                                             1%
Baa or BBB                                                                         8%
Ba or BB                                                                           1%
NR                                                                                 2%

As measured by Moody's Investors Service, Inc. or
Standard & Poor's Corp.

Portfolio structure is subject to change.


DISTRIBUTION BY MATURITY
(% of Net Assets)

Weighted Average
Maturity: 18 Years

[DISTRIBUTION BY MATURITY BAR CHART]

Under 1 Year                                                                      2.0%
1-5 Years                                                                         8.4%
5-10 Years                                                                        7.8%
10-20 Years                                                                      30.0%
20-30 Years                                                                      46.2%
30+ Years                                                                         5.3%

Portfolio structure is subject to change.

Morgan Stanley Dean Witter Municipal Premium Income Trust
LETTER TO THE SHAREHOLDERS - MAY 31, 2001 continued


                      CALL AND COST (BOOK) YIELD STRUCTURE
                         (BASED ON LONG-TERM PORTFOLIO)
                                  MAY 31, 2001

                                  Weighted Average
                              Call Protection: 6 Years

               PERCENT CALLABLE

2001                               14.0%
2002                                8.0%
2003                                0.0%
2004                                8.0%
2005                                9.0%
2006                               11.0%
2007                                3.0%
2008                               22.0%
2009                                5.0%
2010                                7.0%
2011+                              13.0%

Years Bonds Callable


                                  Weighted Average
                                 Book Yield: 5.92%

               COST (BOOK) YIELD*

2001                                 7.3%
2002                                 6.3%
2003
2004                                 6.4%
2005                                 6.1%
2006                                 5.3%
2007                                 6.2%
2008                                 5.5%
2009                                 5.6%
2010                                 5.7%
2011+                                5.3%

* Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before fund operating expenses. For example, the fund is earning a book yield of 7.3% on 14% of the long-term portfolio that is callable in 2001.

  Portfolio structure is subject to change.

Morgan Stanley Dean Witter Municipal Premium Income Trust
RESULTS OF ANNUAL MEETING

                             *         *         *

On December 14, 2000, an annual meeting of the Fund's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) Election of Trustees by All Shareholders:

Wayne E. Hedien
For.........................................................  16,850,741
Withheld....................................................     447,237

James F. Higgins
For.........................................................  16,860,849
Withheld....................................................     437,129

John L. Schroeder
For.........................................................  16,836,488
Withheld....................................................     461,490

    Election of Trustee by Preferred Shareholders:

Dr. Manuel H. Johnson
For.........................................................         807
Withheld....................................................           0

The following Trustees were not standing for reelection at this meeting:
Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, Michael E. Nugent and Philip J. Purcell.

(2) Ratification of the selection of Deloitte & Touche LLP as Independent
Auditors:

For.........................................................  16,929,196
Against.....................................................      86,409
Abstain.....................................................     281,566

Morgan Stanley Dean Witter Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - MAY 31, 2001

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
            Tax-Exempt Municipal Bonds (97.7%)
            General Obligation (10.4%)
$  1,000    California, Dtd 10/01/98 Refg (MBIA)......................   4.50%   10/01/28     $   862,160
   5,000    Los Angeles Unified School District, California, 1997 Ser
              B (FGIC)................................................   5.00    07/01/23       4,856,600
   3,000    Hawaii, 1999 Ser CT (FSA).................................   5.875   09/01/17       3,191,190
   3,500    Massachusetts, 1995 Ser A (Ambac).........................   5.00    07/01/12       3,635,765
   2,000    Michigan Municipal Bond Authority, School Ser 1998........   5.25    12/01/13       2,071,100
   3,000    Barberton City School District, Ohio, Ser 1998 (FGIC).....   5.125   11/01/22       2,948,190
   3,500    Shelby County, Tennessee, Refg 1995 Ser A.................   5.625   04/01/11       3,667,755
   5,000    La Joya Independent School District, Texas, Building Ser
              2000 (PSF)..............................................   5.50    02/15/25       5,030,450
   5,890    Washington, Ser 1993 A....................................   5.75    10/01/17       6,010,981
--------                                                                                      -----------
  31,890                                                                                       32,274,191
--------                                                                                      -----------
            Educational Facilities Revenue (4.0%)
   5,500    Oakland University, Michigan, Ser 1995 (MBIA).............   5.75    05/15/26       5,653,064
            New York State Dormitory Authority,
   4,000      State University Refg Ser 1993 A........................   5.50    05/15/08       4,315,760
     890      State University Refg Ser 1999 B........................   7.50    05/15/11       1,054,588
   1,250    Ohio State University, General Receipts Ser 1999 A........   5.75    12/01/24       1,306,588
--------                                                                                      -----------
  11,640                                                                                       12,330,000
--------                                                                                      -----------
            Electric Revenue (13.1%)
   1,550    Los Angeles Department of Water & Power, California, 2001
              Ser A...................................................   5.00    07/01/24       1,476,530
   5,000    Sacramento Municipal Utility District, California, Refg
              1994 Ser I (MBIA).......................................   6.00    01/01/24       5,194,000
   2,950    Kansas City, Kansas, Utility Refg & Impr Ser 1994
              (FGIC)..................................................   6.375   09/01/23       3,186,826
   7,750    South Carolina Public Service Authority, 1995 Refg Ser A
              (Ambac).................................................   6.25    01/01/22       8,252,510
  17,000    San Antonio, Texas, Electric & Gas Refg Ser 1994 C........   4.70    02/01/06      17,501,500
   5,000    Intermountain Power Agency, Utah, Refg 1997 Ser B
              (MBIA)**................................................   5.75    07/01/19       5,179,350
--------                                                                                      -----------
  39,250                                                                                       40,790,716
--------                                                                                      -----------
            Hospital Revenue (13.4%)
   5,000    Birmingham-Carraway Special Care Facilities Financing
              Authority, Alabama, Carraway Methodist Health Ser 1995 A
              (Connie Lee)**..........................................   5.875   08/15/15       5,222,400
   3,260    Colbert County - Northwest Health Care Authority, Alabama,
              Hellen Keller Hospital Refg Ser 1990....................   8.75    06/01/09       3,330,057
  10,000    Boston, Massachusetts, Boston City Hospital - FHA Mtge
              Refg Ser B..............................................   5.75    02/15/13      10,082,300
   4,500    New Jersey Health Care Authority, St Barnabas Medical
              Center Ser 1998 B (MBIA)................................   4.75    07/01/28       4,173,480
   4,000    North Carolina Medical Care Commission, Duke University
              Health Ser 1998 A.......................................   4.75    06/01/28       3,507,880

                                       8
                       See Notes to Financial Statements

Morgan Stanley Dean Witter Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - MAY 31, 2001 continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
$  2,985    Lehigh County General Purpose Authority, Pennsylvania, St
              Lukes Hospital Ser 1992 (Ambac).........................   6.25%   07/01/22     $ 3,069,655
   2,650    Jefferson County Health Facilities Development
              Corporation, Texas, Baptist Health Ser 1989.............   8.30    10/01/14       2,520,256
   5,000    Washington Health Care Facilities Authority, Swedish
              Health Ser 1998 (Ambac).................................   5.125   11/15/22       4,808,000
   5,000    Wisconsin Health & Educational Facilities Authority,
              Wausau Hospital Refg Ser 1998 A (Ambac).................   5.125   08/15/20       4,836,450
--------                                                                                      -----------
  42,395                                                                                       41,550,478
--------                                                                                      -----------
            Industrial Development/Pollution Control Revenue (12.0%)
   9,000    Pima County Industrial Development Authority, Arizona,
              Tucson Electric Power Co Refg Ser 1988 A (FSA)..........   7.25    07/15/10       9,452,340
  10,000    Burlington, Kansas, Kansas Gas & Electric Co Ser 1991
              (MBIA)**................................................   7.00    06/01/31      10,227,500
   8,000    New York City Industrial Development Agency, New York,
              Brooklyn Navy Yard Cogeneration Partners LP Ser 1997
              (AMT)...................................................   5.65    10/01/28       7,438,160
  10,000    Alliance Airport Authority, Texas, AMR Corp Ser 1990
              (AMT)...................................................   7.50    12/01/29      10,218,700
--------                                                                                      -----------
  37,000                                                                                       37,336,700
--------                                                                                      -----------
            Mortgage Revenue - Multi-Family (3.2%)
   1,250    Lake Charles Non-Profit Housing Development Corporation,
              Louisiana, Ser 1990 A (FSA).............................   7.875   02/15/25       1,253,375
            Massachusetts Housing Finance Agency,
   1,790      Rental 1994 Ser A (AMT) (Ambac).........................   6.60    07/01/14       1,879,482
   4,340      Rental 1994 Ser A (AMT) (Ambac).........................   6.65    07/01/19       4,541,246
   2,380    Minnesota Housing Finance Agency, Rental 1995 Ser D
              (MBIA)..................................................   6.00    02/01/22       2,430,099
--------                                                                                      -----------
   9,760                                                                                       10,104,202
--------                                                                                      -----------
            Mortgage Revenue - Single Family (2.9%)
   1,930    Colorado Housing & Finance Authority, Ser 1997 A-2
              (AMT)...................................................   7.25    05/01/27       2,094,070
     100    Idaho Housing Agency, Ser 1988 D-2 (AMT)..................   8.25    01/01/20         104,911
     490    Kansas City Leavenworth & Lenexa, Kansas, GNMA-Backed Ser
              1998 C (AMT)............................................   8.00    11/01/20         503,308
            Olathe, Kansas,
      65      GNMA Collateralized Ser 1990 B..........................   7.50    09/01/10          66,711
     155      GNMA Collateralized Ser 1989 A (AMT) (MBIA).............   8.00    11/01/20         156,607
     880    New Orleans Home Mortgage Authority, Louisiana, GNMA
              Collateralized 1989 Ser B-1 (AMT).......................   8.25    12/01/21         881,021
     330    Mississippi Housing Finance Corporation, GNMA-Backed Ser
              1989 (AMT) (FGIC).......................................   8.25    10/15/18         332,541
   1,815    Missouri Housing Development Commission, Homeownership
              1996 Ser D (AMT)........................................   7.10    09/01/27       1,892,246

                                       9
                       See Notes to Financial Statements

Morgan Stanley Dean Witter Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - MAY 31, 2001 continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
$    810    South Carolina Housing Finance & Development Authority,
              Homeownership 1991 Ser A (AMT)..........................   7.40%   07/01/23     $   826,718
      45    Utah Housing Finance Agency, Ser 1991 B-1.................   7.50    07/01/16          45,866
   2,000    Virginia Housing Development Authority, 1992 Ser A........   7.10    01/01/25       2,054,301
--------                                                                                      -----------
   8,620                                                                                        8,958,300
--------                                                                                      -----------
            Nursing & Health Related Facilities Revenue (0.0%)
      80    New York State Medical Care Facilities Finance Agency,
--------      Mental Health Ser 1987..................................   8.875   08/15/07          83,096
                                                                                             -------------
            Public Facilities Revenue (2.8%)
   3,000    Broward County School Board, Florida, Ser 2001 A COPs
              (FSA)...................................................   5.00    07/01/26       2,867,760
   2,000    Metropolitan Pier & Exposition Authority, Illinois,
              McCormick Place Refg Ser 1998 A (FGIC)..................   5.50    06/15/18       2,101,980
            Saint Paul Independent School District #625, Minnesota,
   1,700      Ser 1995 C COPs.........................................   5.45    02/01/11       1,748,705
   1,800      Ser 1995 C COPs.........................................   5.50    02/01/12       1,850,904
--------                                                                                      -----------
   8,500                                                                                        8,569,349
--------                                                                                      -----------
            Transportation Facilities Revenue (14.9%)
   5,000    Arizona Transportation Board, Highway Ser 2001............   5.25    07/01/19       5,050,450
   4,000    Colorado Department of Transportation, Ser 2000 (Ambac)...   6.00    06/15/14       4,389,320
   2,500    Miami-Dade County, Florida, Miami International Airport
              Ser 2000 B (FGIC).......................................   5.75    10/01/24       2,621,625
   1,940    Atlanta, Georgia, Airport Ser 1994 B (AMT) (Ambac)........   6.00    01/01/21       2,000,877
            Chicago, Illinois,
   5,000      Chicago-O'Hare International Airport Ser 1996 A
              (Ambac).................................................   5.625   01/01/12       5,244,650
   1,805      Midway Airport 1994 Ser A (AMT) (MBIA)..................   6.25    01/01/24       1,871,641
   5,000    New Jersey Transportation Trust Authority, 1998 Ser A
              (FSA)...................................................   4.50    06/15/19       4,589,050
   3,500    Pennsylvania Turnpike Commission, Ser R 2001 (Ambac)......   5.00    12/01/30       3,319,260
   8,000    Austin, Texas, Airport Prior Lien Ser 1995 A (AMT)
              (MBIA)..................................................   6.125   11/15/25       8,338,399
   5,000    Pocahontas Parkway Association, Virginia, Route 895
              Connector Ser 1998 A....................................   5.50    08/15/28       4,258,500
   2,000    Richmond Metropolitan Authority, Virginia, Expressway &
              Refg Ser 1998 (FGIC)....................................   5.25    07/15/17       2,070,500
   2,800    Puerto Rico Highway & Transportation Authority, Ser 1998
              A.......................................................   4.75    07/01/38       2,509,556
--------                                                                                      -----------
  46,545                                                                                       46,263,828
--------                                                                                      -----------
            Water & Sewer Revenue (11.4%)
   2,500    Coachella, California, Ser 1992 COPs (FSA)................   6.10    03/01/22       2,568,700
   3,000    Eastern Municipal Water District, Water & Sewer Refg Ser
              1998 A COPs (FGIC)......................................   4.75    07/01/23       2,771,910
   3,000    Atlanta, Georgia, Water & Wastewater Ser 1999 A (FGIC)....   5.50    11/01/22       3,143,100
   4,000    Augusta, Georgia, Water & Sewerage Ser 2000 (FSA).........   5.25    10/01/22       3,999,680
   5,000    Rockdale County Water & Sewage Authority, Georgia, Ser
              1999 A (MBIA)...........................................   5.50    07/01/25       5,077,900

                                       10
                       See Notes to Financial Statements

Morgan Stanley Dean Witter Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - MAY 31, 2001 continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
$  5,000    Massachusetts Water Resources Authority, 1998 Ser A
              (FSA)...................................................   4.75%   08/01/27     $ 4,508,250
   4,000    Detroit, Michigan, Water Supply Sr Lien, Ser 2000 A
              (FGIC)..................................................   5.25    07/01/33       3,885,080
   5,000    Cleveland, Ohio, Waterworks Impr & Refg 1998 Ser I
              (FSA)...................................................   5.00    01/01/23       4,808,250
   5,000    Austin, Texas, Water & Wastewater Refg Ser 2001 A (FSA)
              (WI)....................................................   5.125   05/15/27       4,783,550
--------                                                                                      -----------
  36,500                                                                                       35,546,420
--------                                                                                      -----------
            Other Revenue (3.6%)
  10,000    New York Local Government Assistance Corporation, Refg Ser
              1997 B (MBIA)...........................................   5.00    04/01/21       9,753,600
   1,450    Cuyahoga County, Ohio, The Medical Center Co Ser 1998
              (Ambac).................................................   5.125   02/15/28       1,391,464
--------                                                                                      -----------
  11,450                                                                                       11,145,064
--------                                                                                      -----------
            Refunded (6.0%)
   5,000    Regional Transportation Authority, Illinois, Ser 1994 A
              (Ambac).................................................   6.25    06/01/04+      5,483,000
   1,340    Missouri Health & Educational Facilities Authority,
              Missouri, Baptist Medical Center Refg Ser 1989 (ETM)....   7.625   07/01/18       1,376,984
     460    New York State Dormitory Authority, State University Refg
              Ser 1990 B..............................................   7.50    05/15/10+        566,035
   4,000    Montgomery County, Ohio, Franciscan Medical
              Center - Dayton Ser 1997 (ETM)..........................   5.50    07/01/18       4,283,560
   4,000    Lower Colorado River Authority, Texas, Jr Lien Seventh Ser
              (FSA) (ETM).............................................   4.75    01/01/28       3,725,760
   3,000    San Antonio, Texas, Electric & Gas Refg Ser 1994 C
              (ETM)...................................................   4.70    02/01/06       3,075,000
--------                                                                                      -----------
  17,800                                                                                       18,510,339
--------                                                                                      -----------
 301,430    Total Tax-Exempt Municipal Bonds (Cost $294,257,208)..........................    303,462,683
--------
                                                                                              -----------
            Short-Term Tax-Exempt Municipal Obligations (2.0%)
   1,400    Missouri Health & Educational Facilities Authority, Cox
              Health Ser 1997 (MBIA) (Demand 06/01/01)................   3.05*   06/01/15       1,400,000
   1,700    Missouri Health & Educational Facilities Authority,
              Washington University Ser 1996 C (Demand 06/01/01)......   3.05*   09/01/30       1,700,000
   3,000    Lincoln County, Wyoming, Exxon Corp Ser 1984 C (Demand
              06/01/01)...............................................   3.10*   11/01/14       3,000,000
--------                                                                                      -----------
   6,100    Total Short-Term Tax-Exempt Municipal Obligations (Cost $6,100,000)...........      6,100,000
--------                                                                                      -----------

$307,530    Total Investments (Cost $300,357,208) (a)...................    99.7%     309,562,683
========
            Other Assets in Excess of Liabilities.......................     0.3          793,786
                                                                           -----     ------------
            Net Assets..................................................   100.0%    $310,356,469
                                                                           =====     ============

                                       11
                       See Notes to Financial Statements

Morgan Stanley Dean Witter Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - MAY 31, 2001 continued

---------------------

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
   ETM      Escrowed to maturity.
    WI      Security purchased on a "when-issued" basis.
    +       Prerefunded to call date shown.
    *       Current coupon of variable rate demand obligation.
    **      A portion of this security is segregated in connection with the purchase of a "when-issued" security.
   (a)      The aggregate cost for federal income tax purposes
            approximates the aggregate cost for book purposes.
            The aggregate gross unrealized appreciation is $11,666,711 and the aggregate gross unrealized depreciation is
            $2,461,236, resulting in net unrealized appreciation of
            $9,205,475.
                            Bond Insurance:
------------------------------------------------------------------------
  Ambac     Ambac Assurance Corporation.
Connie Lee  Connie Lee Insurance Company - A wholly owned subsidiary of
            Ambac Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.
   PSF      Texas Permanent School Fund Guarantee Program.

                                       12
                       See Notes to Financial Statements

Morgan Stanley Dean Witter Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - MAY 31, 2001 continued

                       Geographic Summary of Investments
                Based on Market Value as a Percent of Net Assets

Alabama.................     2.8%
Arizona.................     4.7
California..............     5.7
Colorado................     2.1
Florida.................     1.8
Georgia.................     4.6
Hawaii..................     1.0
Illinois................     4.6
Kansas..................     4.6
Louisiana...............     0.7
Massachusetts...........     7.9
Michigan................     3.7%
Minnesota...............     1.9
Mississippi.............     0.1
Missouri................     2.1
New Jersey..............     2.8
New York................     7.5
North Carolina..........     1.1
Ohio....................     4.7
Pennsylvania............     2.1
Puerto Rico.............     0.8
South Carolina..........     2.9
Tennessee...............     1.2%
Texas...................    17.8
Utah....................     1.7
Virginia................     2.7
Washington..............     3.5
Wisconsin...............     1.6
Wyoming.................     1.0
                            ----

Total...................    99.7%
                            ====

                                       13
                       See Notes to Financial Statements

Morgan Stanley Dean Witter Municipal Premium Income Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
May 31, 2001

Assets:
Investments in securities, at value
  (cost $300,357,208).......................................  $309,562,683
Cash........................................................        16,331
Receivable for:
    Interest................................................     5,533,158
    Investments sold........................................       340,000
Prepaid expenses and other assets...........................       189,588
                                                              ------------
    Total Assets............................................   315,641,760
                                                              ------------
Liabilities:
Payable for:
    Investments purchased...................................     4,805,864
    Dividends to preferred shareholders.....................       135,834
    Investment advisory fee.................................       115,752
    Administration fee......................................        72,345
    Common shares of beneficial interest repurchased........        41,877
Accrued expenses and other payables.........................       113,619
                                                              ------------
    Total Liabilities.......................................     5,285,291
                                                              ------------
    Net Assets..............................................  $310,356,469
                                                              ============
Composition of Net Assets:
Preferred shares of beneficial interest (1,000,000 shares
  authorized of non-participating $.01 par value, 1,000
  shares outstanding).......................................  $100,000,000
                                                              ------------
Common shares of beneficial interest (unlimited shares
  authorized of $.01 par value, 21,284,249 shares
  outstanding)..............................................   200,170,902
Net unrealized appreciation.................................     9,205,475
Accumulated undistributed net investment income.............     1,628,402
Accumulated net realized loss...............................     (648,310)
                                                              ------------
    Net Assets Applicable to Common Shareholders............   210,356,469
                                                              ------------
    Total Net Assets........................................  $310,356,469
                                                              ============
Net Asset Value Per Common Share
  ($210,356,469 divided by 21,284,249 common shares
  outstanding)..............................................         $9.88
                                                              ============

                                       14
                       See Notes to Financial Statements

Morgan Stanley Dean Witter Municipal Premium Income Trust
FINANCIAL STATEMENTS continued

Statement of Operations
For the year ended May 31, 2001

Net Investment Income:
Interest Income.............................................  $17,666,263
                                                              -----------
Expenses
Investment advisory fee.....................................    1,244,973
Administration fee..........................................      778,108
Auction commission fees.....................................      302,314
Transfer agent fees and expenses............................      102,355
Professional fees...........................................       60,804
Auction agent fees..........................................       41,062
Registration fees...........................................       34,922
Shareholder reports and notices.............................       32,954
Custodian fees..............................................       17,716
Trustees' fees and expenses.................................       14,337
Other.......................................................       24,733
                                                              -----------
    Total Expenses..........................................    2,654,278
Less: expense offset........................................      (17,687)
                                                              -----------
    Net Expenses............................................    2,636,591
                                                              -----------
    Net Investment Income...................................   15,029,672
                                                              -----------
Net Realized and Unrealized Gain:
Net realized gain...........................................      809,156
Net change in unrealized depreciation.......................   16,630,705
                                                              -----------
    Net Gain................................................   17,439,861
                                                              -----------
Net Increase................................................  $32,469,533
                                                              ===========

                                       15
                       See Notes to Financial Statements

Morgan Stanley Dean Witter Municipal Premium Income Trust
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                              FOR THE YEAR   FOR THE YEAR
                                                                 ENDED          ENDED
                                                              MAY 31, 2001   MAY 31, 2000
                                                              ------------   ------------
Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................  $ 15,029,672   $ 15,649,034
Net realized gain (loss)....................................       809,156     (1,457,465)
Net change in unrealized depreciation.......................    16,630,705    (20,713,171)
                                                              ------------   ------------

    Net Increase (Decrease).................................    32,469,533     (6,521,602)
                                                              ------------   ------------

Dividends to preferred shareholders from net investment
  income....................................................    (4,021,786)    (3,734,450)
                                                              ------------   ------------
Dividends and Distributions to Common Shareholders from:
Net investment income.......................................   (11,710,175)   (12,096,798)
Net realized gain...........................................       --          (1,623,826)
                                                              ------------   ------------

    Total...................................................   (11,710,175)   (13,720,624)
                                                              ------------   ------------

Decrease from transactions in common shares of beneficial
  interest..................................................    (6,636,662)   (12,263,531)
                                                              ------------   ------------

    Net Increase (Decrease).................................    10,100,910    (36,240,207)
Net Assets:
Beginning of period.........................................   300,255,559    336,495,766
                                                              ------------   ------------

    End of Period
    (Including undistributed net investment income of
    $1,628,402 and $2,330,691, respectively)................  $310,356,469   $300,255,559
                                                              ============   ============

                                       16
                       See Notes to Financial Statements

Morgan Stanley Dean Witter Municipal Premium Income Trust
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2001

1. Organization and Accounting Policies
Morgan Stanley Dean Witter Municipal Premium Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income exempt from federal income tax. The Fund was organized as a Massachusetts business trust on November 16, 1988 and commenced operations on February 1, 1989.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net

Morgan Stanley Dean Witter Municipal Premium Income Trust
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2001 continued

investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Advisor"), formerly Morgan Stanley Dean Witter Advisors Inc., the Fund pays the Investment Advisor an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.40% to the Fund's weekly net assets.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Advisor, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.25% to the Fund's weekly net assets.

3. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended May 31, 2001 aggregated $36,884,143 and $42,456,058, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Advisor and Administrator, is the Fund's transfer agent. At May 31, 2001, the Fund had transfer agent fees and expenses payable of approximately $10,800.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended May 31, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,957. At May 31, 2001, the Fund had an accrued pension liability of $53,664 which is included in accrued expenses in the Statement of Assets and Liabilities.

Morgan Stanley Dean Witter Municipal Premium Income Trust
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2001 continued

4. Common Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

                                                                                           CAPITAL
                                                                                           PAID IN
                                                                            PAR VALUE     EXCESS OF
                                                                SHARES      OF SHARES     PAR VALUE
                                                              -----------   ----------   ------------
Balance, May 31, 1999.......................................  23,585,024     $235,850    $218,835,245
Treasury shares purchased and retired (weighted average
  discount 9.68%)*..........................................  (1,536,776)     (15,368)    (12,248,163)
                                                              ----------     --------    ------------
Balance, May 31, 2000.......................................  22,048,248      220,482     206,587,082
Treasury shares purchased and retired (weighted average
  discount 10.77%)*.........................................    (763,999)      (7,640)     (6,629,022)
                                                              ----------     --------    ------------
Balance, May 31, 2001.......................................  21,284,249     $212,842    $199,958,060
                                                              ==========     ========    ============

---------------------
   * The Trustees have voted to retire the shares purchased.

5. Preferred Shares of Beneficial Interest
The Fund is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without the approval of the common shareholders. The Fund has issued Series A through E Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $100,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Fund may redeem such shares, in whole or in part, at the original purchase price of $100,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                  AMOUNT IN               NEXT          RANGE OF
SERIES  SHARES*   THOUSANDS*   RATE*   RESET DATE   DIVIDEND RATES**
------  -------   ----------   -----   ----------   ----------------
  A       200       20,000     3.05%    06/06/01     3.00% - 4.80%
  B       200       20,000     3.00     06/06/01      3.00 - 5.10
  C       200       20,000     4.25     09/05/01          4.25
  D       200       20,000     3.90     01/09/02          3.90
  E       200       20,000     3.05     06/06/01      3.00 - 4.50

---------------------
    * As of May 31, 2001.
   ** For the year ended May 31, 2001.

Subsequent to May 31, 2001 and up through July 6, 2001, the Fund paid dividends to each of the Series A through E at rates ranging from 2.55% to 3.10% in the aggregate amount of $308,380.

Morgan Stanley Dean Witter Municipal Premium Income Trust
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2001 continued

The Fund is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

6. Dividends to Common Shareholders
The Fund declared the following dividends from net investment income:

DECLARATION                    AMOUNT           RECORD             PAYABLE
DATE                          PER SHARE          DATE                DATE
--------------                ---------   ------------------  ------------------
  March 27, 2001               $0.045        June 8, 2001       June 22, 2001
   June 26, 2001               $0.045        July 6, 2001       July 20, 2001
   June 26, 2001               $0.045       August 3, 2001     August 17, 2001
   June 26, 2001               $0.045     September 7, 2001   September 21, 2001

7. Federal Income Tax Status
During the year ended May 31, 2001, the Fund utilized approximately $590,000 of its net capital loss carryover. At May 31, 2001, the Fund had a net capital loss carryover of approximately $648,000 which will be available through May 31, 2008 to offset future capital gains to the extent provided by regulations.

8. Expense Offset
The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

9. Risks Relating to Certain Financial Instruments
The Fund may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At May 31, 2001, the Fund did not hold positions in residual interest bonds.

Morgan Stanley Dean Witter Municipal Premium Income Trust
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                  FOR THE YEAR ENDED MAY 31*
                                                   ---------------------------------------------------------
                                                     2001        2000        1999        1998        1997
                                                   ---------   ---------   ---------   ---------   ---------

Selected Per Share Data:

Net asset value, beginning of period.............    $ 9.08      $10.03      $10.41      $10.08      $10.02
                                                   --------    --------    --------    --------    --------

Income from investment operations:
  Net investment income..........................      0.69        0.68        0.70        0.75        0.78
  Net realized and unrealized gain (loss)........      0.80       (0.96)      (0.18)       0.33        0.19
                                                   --------    --------    --------    --------    --------

Total income (loss) from investment operations...      1.49       (0.28)       0.52        1.08        0.97
                                                   --------    --------    --------    --------    --------

Less dividends and distributions from:
  Net investment income..........................     (0.54)      (0.53)      (0.54)      (0.60)      (0.60)
  Common share equivalent of dividends paid to
    preferred shareholders.......................     (0.19)      (0.16)      (0.14)      (0.15)      (0.14)
  Net realized gain..............................     --          (0.07)      (0.26)      --          (0.20)
                                                   --------    --------    --------    --------    --------

Total dividends and distributions................     (0.73)      (0.76)      (0.94)      (0.75)      (0.94)
                                                   --------    --------    --------    --------    --------

Anti-dilutive effect of acquiring treasury
  shares.........................................      0.04        0.09        0.04       --           0.03
                                                   --------    --------    --------    --------    --------

Net asset value, end of period...................    $ 9.88      $ 9.08      $10.03      $10.41      $10.08
                                                   ========    ========    ========    ========    ========

Market value, end of period......................    $ 8.88      $ 7.75      $ 8.75      $9.625      $9.375
                                                   ========    ========    ========    ========    ========

Total Return+....................................     21.92%      (4.55)%     (1.21)%      9.08%      13.52%

Ratios to Average Net Assets of Common
Shareholders:
Expenses.........................................      1.26%(1)    1.28%(1)    1.19%(1)    1.18%(1)    1.14%(1)

Net investment income before preferred stock
  dividends......................................      7.12%       7.30%       6.73%       7.31%       7.70%

Preferred stock dividends........................      1.91%       1.74%       1.39%       1.46%       1.41%

Net investment income available to common
  shareholders...................................      5.21%       5.56%       5.34%       5.85%       6.29%

Supplemental Data:
Net assets, end of period, in thousands..........  $310,356    $300,256    $336,496    $354,392    $349,294

Asset coverage on preferred shares at end of
  period.........................................       310%        300%        336%        354%        349%

Portfolio turnover rate..........................        12%         11%         17%         21%          5%

---------------------

     * The per share amounts were computed using an average number of shares outstanding during the period.
     + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1)  Does not reflect the effect of expense offset of 0.01%.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Municipal Premium Income Trust
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Dean Witter Municipal Premium Income Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Municipal Premium Income Trust (the "Fund"), including the portfolio of investments, as of May 31, 2001, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended May 31, 2000 and the financial highlights for each of the respective stated periods ended May 31, 2000 were audited by other independent accountants whose report, dated June 30, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Municipal Premium Income Trust as of May 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
July 9, 2001
      --------------------------------------------------------------------

                      2001 FEDERAL TAX NOTICE (UNAUDITED)

         For the year ended May 31, 2001, all of the Fund's dividends from net investment income received by both common and preferred shareholder classes were exempt interest dividends, excludable from gross income for Federal income tax purposes.

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

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISOR
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

MORGAN STANLEY
DEAN WITTER
Municipal Premium
Income Trust


Annual Report
May 31, 2001